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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08007
                                   --------------------------------------------
  LEVCO SERIES TRUST
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  One Rockefeller Plaza, 25th Floor, New York, NY 10020
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

  LEVCO Series Trust, ONE ROCKEFELLER PLAZA, 25TH FLOOR, NEW YORK, NY 10020
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   (212) 332-8400
                                                    ---------------------------

Date of fiscal year end:   DECEMBER 31
                         ------------------------------------------------------

Date of reporting period:   JUNE 30, 2004
                          -----------------------------------------------------

Item 1. Reports to Stockholders.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2004

                            LEVCO EQUITY VALUE FUND
                        (a series of LEVCO Series Trust)
                             One Rockefeller Plaza
                            New York, New York 10020

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

In the first six months of 2004, domestic equities continued to advance, although at a much more moderate pace than they did in 2003. We are pleased to report to you that Class A shares of the Levco Equity Value Fund gained 3.60% for the six months ended June 30, 2004. This performance kept pace with the advance of the broader stock market as measured by the S&P 500 Index*, which gained 3.44% during the period and roughly kept pace with the benchmark Russell 1000 Value Index** which rose 3.94% during the period.

MARKET & ECONOMIC REVIEW

The equity markets continued to rally throughout much of the first quarter, as signs of economic recovery became increasingly evident. Business conditions are clearly better for many companies. First quarter earnings announcements were generally favorable, with most S&P 500 companies reporting improved year-over-year earnings. Total S&P 500 earnings rose 27.5%, well ahead of expectations. High quality names held their own or advanced modestly, but as was true in 2003, the biggest gainers were smaller cap stocks and, to a certain extent, more speculative issues. In the middle of March, the markets pulled back in the wake of the bombing in Spain and renewed fears and uncertainty related to terrorist threats. However, in the closing days of the quarter, the market rebounded as more positive economic news was released, including extremely strong employment numbers that included a revision of March's disappointing results.

In the second quarter, equities generally lacked clear direction. Early in the second quarter, many equities declined. Positive momentum and improving investor sentiment dampened as investor focus shifted from anticipation of a strengthening U.S. economy to concern that the pace of economic growth might already be slowing. Nevertheless, equities rebounded later in the quarter and the market posted modest gains for the full period. Despite a number of negative pre-announcements, expectations for second quarter earnings growth are still robust at 19.6% year-over-year, although growth is decelerating. Clearly, cost cutting initiatives over the past several years are showing results. Improved pricing for goods and services across many industries further fueled profitability and cash flow gains, even while raising the specter of inflation.

Counterbalancing positive corporate fundamentals are various factors that continue to fuel uncertainty and volatility. Historically low interest rates and aggressive tax cuts that provided much of the stimulus for the economic recovery are poised for change in the face of growing government deficits. The Federal Reserve Board's new orientation is towards tighter monetary policy; this change began with a 25 basis point tightening at quarter end. Other issues include geo-political events (especially in Iraq, where events could impact the outcome of the U.S. election), high commodity prices (particularly oil) and slowing growth in China and in the U.S.

FUND REVIEW

In an environment influenced by many complex economic, political and international issues, we are pleased that the portfolio moved ahead steadily, performed well on most down days, avoided significant mistakes and delivered creditable results. In the first half, we managed the Fund's portfolio to provide considerable potential for capital appreciation, while at the same time controlling risk and volatility. During the period, 22 new holdings were added to the portfolio and 28 positions were eliminated.

Although our investment process employs a bottom-up approach that emphasizes stock selection, the top performing sectors for the six month period on an absolute basis included the "Other" sector, which is comprised of multi-industry companies. Within that sector, Tyco was the best performing security and top contributor, and General Electric also made a significant positive contribution. The Consumer Staples sector was the second best sector due to holdings of PepsiCo, Procter & Gamble, Sara Lee, Clorox and Colgate-Palmolive. Other top performing sectors on an absolute basis included Producer Durables, driven by gains in Northrop Grumman, Thermo Electron and Lockheed Martin, and Integrated Oils, helped by BP and Exxon Mobil. Some of these names had

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

been laggards in previous periods. Relative to the Russell 1000 Value benchmark, the primary sector contributors were "Other", Consumer Staples, Healthcare and Producer Durables, and in all cases stock selection was a primary reason for the contribution. Other top individual contributors relative to the benchmark included Oxford Health Plans (Healthcare), Cardinal Health (Healthcare), Target (Consumer Discretionary) and Williams (Other Energy).

While we are pleased that there were no significant errors during the period, the Fund did experience some disappointments. On an absolute basis, the worst performing sectors for the period were Autos and Transportation (CSX), Technology (Hewlett-Packard, Nokia, Oracle and Philips Electronics) and Materials and Processing (Alcan and DuPont). Relative to the Russell 1000 Value benchmark, the primary sector detractors were Technology and Materials and Processing, due primarily to stock selection. In addition, despite strong returns on an absolute basis, Integrated Oils was a primary sector detractor relative to the benchmark due, in part, to our overall sector underweighting and our underweight position in Exxon Mobil. Other significant individual detractors relative to the benchmark included Tribune (Consumer Discretionary),Pfizer and Wyeth (Healthcare) and Bank of New York, U.S. Bancorp and XL Capital (Financial Services).(+)

CONCLUSION

Looking ahead, we can envision scenarios in which the equity markets languish within a limited range for some time, as well as scenarios in which volatility increases, as a host of important events play out over the near term. There are many apparent risks in the world that justifiably cause concern. At the same time, we have seen many positive developments for U.S. companies and believe that current political and economic uncertainties can create unique values in quality companies for investors who are well positioned to recognize and take advantage of opportunities. We believe that vigilance, selectivity, careful attention to risk and skillful portfolio construction will be the keys to achieving good results in this environment.

As always, we prefer companies with strong business franchises, balance sheets and free cash flow; we remain most interested in equities offering significant potential relative to risk, particularly where we believe we have a unique, often out-of-consensus opinion. Our conviction is further enhanced in situations where we see specific catalysts to value realization.

We thank you for your investment in the Levco Equity Value Fund, and we look forward to continuing to work with you in the future.

/s/ John A. Levin
John A. Levin
Chairman and Chief Executive Officer
John A. Levin & Co., Inc.

/s/ Philip W. Friedman
Philip W. Friedman
Senior Portfolio Manager
John A. Levin & Co., Inc.

/s/ John (Jack) W. Murphy
John (Jack) W. Murphy
Senior Portfolio Manager
John A. Levin & Co., Inc.

--------------------------------------------------------------------------------

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of June 30, 2004, and are subject to change.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

**The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(+)The following securities referred to in the letter were no longer held in the Fund as of June 30, 2004: Colgate-Palmolive, Oxford Health Plans, Cardinal Health, Target, Nokia, Oracle, CSX and DuPont. Additional information about other securities referred to in the letter can be found in the Schedule of Portfolio Investments.
---------------
Portfolio subject to change.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES OF VARIABLE ANNUITY/LIFE CONTRACTS OR QUALIFIED PLANS.

Class I shares are only available to qualified pension and retirement plans ("Qualified Plans"). Class A shares of the Fund are available only to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company or Qualified Plan charges, fees and expenses for these benefits are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract or Qualified Plan will provide you with much greater detail regarding their costs and benefits.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

                               SECTOR WEIGHTINGS
                        AS OF JUNE 30, 2004* (UNAUDITED)

PIE CHART

                                                              OTHER
                                                             ASSETS
                                                               IN
                                                             EXCESS         SHORT-
FINANCIAL                          CONSUMER                    OF            TERM        INTEGRATED               OTHER
SERVICES               UTILITIES   STAPLES    TECHNOLOGY   LIABILITIES   INVESTMENTS**      OILS       OTHER      ENERGY
---------              ---------   --------   ----------   -----------   -------------   ----------    -----      ------
22.6%                    6.9%        6.3%        8.9%         0.3%           7.5%           7.2%        8.0%       1.7%


                                                         AUTO        MATERIALS
                                      CONSUMER            &              &        PRODUCER
                       HEALTHCARE   DISCRETIONARY   TRANSPORTATION   PROCESSING   DURABLES
                       ----------   -------------   --------------   ----------   --------
                         8.2%          11.6%            0.6%           3.1%        7.1%

---------------

 *Percentage of net assets. Portfolio is subject to change.
**Class I shares received a subscription in the amount of $2,354,134 on June 30, 2004, which increased the Fund's cash exposure as of such date from 0.7% to 7.5%.

                            LEVCO EQUITY VALUE FUND

                  TOP TEN EQUITY HOLDINGS* AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

BANK OF AMERICA CORP.
(3.7%)

Bank of America is a bank holding company and a financial holding company. The company provides a diversified range of banking and non-banking financial services and products both domestically and internationally. The company provides consumer and commercial banking, asset management, global corporate and investment banking, and equity investments.

GENERAL ELECTRIC CO.
(3.2%)

General Electric develops, manufactures and markets products for the generation, distribution, and utilization of electricity. Through General Electric Capital Services, Inc., the company offers a variety of financial services including mutual fund management, financing, asset management and insurance; it also owns the National Broadcasting Company (NBC).

PFIZER, INC.
(2.7%)

Pfizer is a research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. The company's products include prescription pharmaceuticals, non-prescription self-medications, and animal health products such as anti-infective medicines and vaccines.

BANK OF NEW YORK CO., INC.
(2.7%)

The Bank of New York, though its subsidiaries, provides a complete range of financial and securities services to financial institutions, corporations and individuals worldwide. The company's services include securities servicing, global payment services, corporate banking, private and retail banking, asset management and financial market services.

LOCKHEED MARTIN CORP.
(2.7%)

Lockheed Martin engages in the research, design, manufacture and integration of advanced technology products and services, ranging from aircraft, spacecraft and launch vehicles to missiles, electronics, information systems and energy management.

MICROSOFT CORP.
(2.7%)

Microsoft develops, manufactures, licenses, sells and supports software products. The company offers operating system software, server application software, business and consumer applications software, software development tools and Internet and intranet software. Microsoft also develops the MSN network of Internet products and services.

HOME DEPOT, INC.
(2.6%)

Home Depot, which operates in North and South America, sells building materials and home improvement products. Its stores sell plumbing, heating and electrical supplies, lumber, floor and wall coverings, hardware, tools, paint and lawn and garden products.

CITIGROUP, INC.
(2.5%)

Citigroup is a diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. The company's services include investment banking, retail brokerage, corporate banking and cash management products and services.

EXXON MOBIL CORP.
(2.2%)

Exxon Mobil operates petroleum and petrochemicals businesses on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. Exxon Mobil also manufactures and markets fuels, lubricants and chemicals.

U.S. BANCORP
(2.2%)

U.S. Bancorp is a multi-state financial services holding company. Through U.S. Bank and other subsidiaries, the company provides consumer banking, payment services, private client, trust and asset management and wholesale banking. U.S. Bancorp products and services include large corporate services, payment services, private banking, personal and institutional trust services, corporate trust services, specialized large-scale government banking services, mortgage, commercial credit vehicles and financial management services.

---------------
*Percentage of net assets. Portfolio is subject to change.

                            LEVCO EQUITY VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                            SECURITY                  VALUE
NO. OF SHARES              DESCRIPTION              (NOTE 1)
--------------------------------------------------------------
  COMMON STOCKS: 90.1%
AUTOS & TRANSPORTATION: 0.6%
     19,600     Delphi Corp.                       $   209,328
                                                   -----------
CONSUMER DISCRETIONARY: 9.5%
      5,100     Clear Channel Communications,
                  Inc.                                 188,445
     10,050     Comcast Corp.*                         277,481
     15,450     EchoStar Communications Corp.*         475,088
     24,900     Home Depot, Inc.                       876,479
        800     Interpublic Group of Cos., Inc.*        10,984
        414     Life Time Fitness, Inc.                  8,694
     21,283     Limited Brands, Inc.                   397,992
     17,950     Newell Rubbermaid, Inc.                421,825
      6,450     Tribune Co.                            293,733
      8,650     Viacom, Inc.                           308,978
                                                   -----------
                                                     3,259,699
                                                   -----------
CONSUMER STAPLES: 6.3%
      6,300     Clorox Co.                             338,814
      7,800     Coca-Cola Co.                          393,744
      7,700     Diageo plc (ADR)                       421,575
      6,850     PepsiCo, Inc.                          369,078
      7,000     Procter & Gamble Co.                   381,080
     11,450     Sara Lee Corp.                         263,236
                                                   -----------
                                                     2,167,527
                                                   -----------
FINANCIAL SERVICES: 22.6%
      8,850     American International Group,
                  Inc.                                 630,828
     14,886     Bank of America Corp.                1,259,652
     31,100     Bank of New York Co., Inc.             916,827
      3,800     CIGNA Corp.                            261,478
     18,450     Citigroup, Inc.                        857,925
      4,300     Freddie Mac                            272,190
     16,800     J.P. Morgan Chase & Co.                651,336
     11,050     MBNA Corp.                             284,980
      7,700     Morgan Stanley Dean Witter & Co.       406,329
      7,150     PNC Financial Services Group           379,522
     27,237     U.S. Bancorp                           750,652
      7,550     Wells Fargo & Co.                      432,087
      7,350     XL Capital Ltd.                        554,631
                                                   -----------
                                                     7,658,437
                                                   -----------

                            SECURITY                  VALUE
NO. OF SHARES              DESCRIPTION              (NOTE 1)
--------------------------------------------------------------
HEALTHCARE: 8.2%
      7,050     AmerisourceBergen Corp.            $   421,449
     10,800     Applera Corp.                          234,900
      4,100     Guidant Corp.                          229,108
      9,200     Johnson & Johnson                      512,440
     27,400     Pfizer, Inc.                           939,272
     13,050     Wyeth                                  471,888
                                                   -----------
                                                     2,809,057
                                                   -----------
INTEGRATED OILS: 7.2%
     11,900     BP Amoco plc (ADR)                     637,483
      5,750     ChevronTexaco Corp.                    541,133
     17,100     Exxon Mobil Corp.                      759,411
     13,300     Unocal Corp.                           505,400
                                                   -----------
                                                     2,443,427
                                                   -----------
MATERIALS & PROCESSING: 3.1%
      7,000     Alcan, Inc.                            289,800
     10,400     Dow Chemical Co.                       423,280
      5,400     PPG Industries, Inc.                   337,446
                                                   -----------
                                                     1,050,526
                                                   -----------
OTHER: 8.0%
     34,050     General Electric Co.                 1,103,220
     10,950     Honeywell International, Inc.          401,099
      1,900     ITT Industries, Inc.                   157,700
      9,100     Textron, Inc.                          540,085
     16,450     Tyco International, Ltd.               545,153
                                                   -----------
                                                     2,747,257
                                                   -----------
OTHER ENERGY: 1.7%
      6,800     Cooper Cameron Corp.*                  331,160
     20,650     Williams Cos., Inc.                    245,735
                                                   -----------
                                                       576,895
                                                   -----------
PRODUCER DURABLES: 7.1%
      3,450     Cooper Industries Ltd.                 204,965
      4,650     Emerson Electric Corp.                 295,508
     17,650     Lockheed Martin Corp.                  919,211
      9,700     Northrop Grumman Corp.                 520,890
      3,500     Pitney Bowes, Inc.                     154,875
     11,200     Thermo Electron Corp.*                 344,288
                                                   -----------
                                                     2,439,737
                                                   -----------

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                     JUNE 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                            SECURITY                  VALUE
NO. OF SHARES              DESCRIPTION              (NOTE 1)
--------------------------------------------------------------
  TECHNOLOGY: 8.9%
     19,700     Accenture Ltd.*                    $   541,356
     27,200     Hewlett-Packard Co.                    573,920
      4,300     IBM Corp.                              379,045
     23,582     Koninklijke Philips Electronics
                  NV (ADR)                             641,430
     31,900     Microsoft Corp.                        911,064
                                                   -----------
                                                     3,046,815
                                                   -----------
UTILITIES: 6.9%
     11,250     Entergy Corp.                          630,112
      2,800     FirstEnergy Corp.                      104,748
     13,450     PG&E Corp.*                            375,793
     21,700     SBC Communications, Inc.               526,225
     15,700     Verizon Communications, Inc.           568,183
      9,250     Xcel Energy, Inc.                      154,568
                                                   -----------
                                                     2,359,629
                                                   -----------
TOTAL COMMON STOCKS                                 30,768,334
                                                   -----------

                            SECURITY                  VALUE
NO. OF SHARES              DESCRIPTION              (NOTE 1)
--------------------------------------------------------------

PREFERRED STOCKS: 2.1%
CONSUMER DISCRETIONARY: 2.1%
     22,098     News Corp. Ltd. (ADR)              $   726,582
                                                   -----------
TOTAL PREFERRED STOCKS                                 726,582
                                                   -----------

SHORT-TERM INVESTMENTS: 7.5%**
  2,564,653     BBH Grand Cayman, 0.46%              2,564,653
                                                   -----------
TOTAL SHORT-TERM INVESTMENTS                         2,564,653
                                                   -----------
TOTAL INVESTMENTS (COST $32,380,450) -- 99.7%       34,059,569
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%           97,043
                                                   -----------
NET ASSETS -- 100.0%                               $34,156,612
                                                   ===========

---------------

*  Non-income producing security

ADR -- American Depositary Receipt

** Class I shares received a subscription in the amount of $2,354,134 on June
   30, 2004, which increased the Fund's cash exposure as of such date from 0.7% to 7.5%.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

ASSETS:
  Investments, at value (cost $32,380,450) (Note 1).........   $34,059,569
  Interest and dividends receivable.........................        33,655
  Receivable for investments sold...........................       129,432
  Receivable from adviser...................................        29,266
  Prepaid expenses and other assets.........................        82,204
                                                               -----------
    Total Assets:...........................................    34,334,126
                                                               -----------
LIABILITIES:
  Payable for investments purchased.........................       122,285
  Accrued expenses and other payables:
    Investment advisory fees................................        48,296
    Administration fees.....................................         6,933
                                                               -----------
      Total Liabilities:....................................       177,514
                                                               -----------
NET ASSETS:
  Paid-in Capital...........................................    33,723,593
  Accumulated net investment income.........................       141,685
  Accumulated net realized losses from investment
    transactions............................................    (1,387,785)
  Unrealized appreciation on investments....................     1,679,119
                                                               -----------
    Net Assets:.............................................   $34,156,612
                                                               ===========
NET ASSETS:
  Class A Shares............................................   $30,787,250
  Class I Shares............................................     3,369,362
                                                               -----------
                                                               $34,156,612
                                                               ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (UNLIMITED NUMBER OF SHARES AUTHORIZED, PAR VALUE OF
  $0.001):
  Class A Shares............................................     2,970,789
  Class I Shares............................................       324,982
                                                               -----------
                                                                 3,295,771
                                                               ===========
NET ASSET VALUE:
  Class A Shares............................................        $10.36
                                                               ===========
  Class I Shares............................................        $10.37
                                                               ===========

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

INVESTMENT INCOME (NOTE 1):
  Dividend income...........................................                  $   308,742
  Interest income...........................................                          547
                                                                              -----------
    Total Income............................................                      309,289
EXPENSES:
  Investment advisory fees (Note 2).........................   $   113,027
  Administration fees (Note 2)..............................        25,897
  Independent accountant fees...............................         6,182
  Custodian fees............................................        11,632
  Insurance expense.........................................        18,998
  Legal fees................................................        24,953
  Printing expense..........................................         5,656
  Trustees' fees............................................        13,693
  Other fees................................................         6,787
                                                               -----------
    Total expenses..........................................       226,825
    Less: Reimbursement from Adviser........................       (59,915)
                                                               -----------
    Net Expenses............................................                      166,910
                                                                              -----------
Net Investment Income.......................................                      142,379
                                                                              -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains from investment transactions...........                    3,043,854
  Change in unrealized appreciation/depreciation of
    investments.............................................                   (2,031,630)
                                                                              -----------
  Net realized and unrealized gains on investments..........                    1,012,224
                                                                              -----------
Change in net assets resulting from operations..............                  $ 1,154,603
                                                                              ===========

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE             FOR THE
                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2004*    DECEMBER 31, 2003
                                                              ----------------   -----------------
                                                                (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $   142,379         $   191,557
  Net realized gains (losses) from investment
    transactions............................................      3,043,854          (3,046,943)
  Change in unrealized appreciation/depreciation of
    investments.............................................     (2,031,630)          8,293,476
                                                                -----------         -----------
  Change in net assets resulting from operations............      1,154,603           5,438,090
                                                                -----------         -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................       (121,534)           (161,642)
  From net realized gains...................................             --             (69,275)
                                                                -----------         -----------
Change in net assets from shareholder distributions.........       (121,534)           (230,917)
                                                                -----------         -----------
Change in net assets from capital transactions..............      2,360,586           7,277,876
                                                                -----------         -----------
Change in net assets........................................      3,393,655          12,485,049
NET ASSETS:
  Beginning of period.......................................     30,762,957          18,277,908
                                                                -----------         -----------
  End of period.............................................    $34,156,612         $30,762,957
                                                                ===========         ===========
Undistributed net investment income.........................    $   141,685         $   120,840
                                                                ===========         ===========

---------------
* Represents the period from June 17, 2004 (date of commencement of operations) to June 30, 2004 for Class I Shares.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED -- CAPITAL TRANSACTIONS

                                                                  FOR THE             FOR THE
                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2004*    DECEMBER 31, 2003
                                                              ----------------   -----------------
                                                                (UNAUDITED)
CAPITAL TRANSACTIONS:
Class A Shares
  Proceeds from shares issued...............................    $ 8,263,606         $ 8,679,318
  Dividends reinvested......................................        121,534             230,917
  Cost of shares redeemed...................................     (9,378,709)         (1,632,359)
                                                                -----------         -----------
    Total Class A shares....................................       (993,569)          7,277,876
                                                                -----------         -----------
Class I Shares
  Proceeds from shares issued...............................      3,354,155                  --
                                                                -----------         -----------
    Total Class I shares....................................      3,354,155                  --
                                                                -----------         -----------
Net increase from capital transactions......................    $ 2,360,586         $ 7,277,876
                                                                ===========         ===========
SHARE TRANSACTIONS:
Class A Shares
  Issued....................................................        805,204             911,181
  Reinvested................................................         12,033              29,834
  Redeemed..................................................       (910,675)           (186,638)
                                                                -----------         -----------
    Total Class A shares....................................        (93,438)            754,377
                                                                -----------         -----------
Class I Shares
  Issued....................................................        324,982                  --
                                                                -----------         -----------
    Total Class I shares....................................        324,982                  --
                                                                -----------         -----------
Net increase from share transactions........................        231,544             754,377
                                                                ===========         ===========

---------------
* Represents the period from June 17, 2004 (date of commencement of operations) to June 30, 2004 for Class I Shares.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    FOR THE
                                                  SIX MONTHS
                                                     ENDED                   FOR THE YEARS ENDED DECEMBER 31,
                                                   JUNE 30,       -------------------------------------------------------
                                                     2004          2003        2002        2001        2000        1999
                                                  -----------     -------     -------     -------     -------     -------
                                                  (UNAUDITED)
CLASS A SHARES
Net Asset Value, Beginning of Period............    $ 10.04       $  7.91     $ 11.03     $ 12.22     $ 11.65     $ 11.18
                                                    -------       -------     -------     -------     -------     -------
Investment Activities:
  Net investment income.........................       0.04          0.06        0.07        0.09        0.10        0.08
  Net realized and unrealized gains (losses)....       0.32          2.17       (3.19)      (0.74)       1.76        1.67
                                                    -------       -------     -------     -------     -------     -------
    Total from Investment Activities............       0.36          2.23       (3.12)      (0.65)       1.86        1.75
                                                    -------       -------     -------     -------     -------     -------
Dividends
  Net investment income.........................      (0.04)        (0.07)      (0.01)      (0.09)      (0.10)      (0.08)
  Net realized gains............................         --         (0.03)         --       (0.45)      (1.19)      (1.20)
                                                    -------       -------     -------     -------     -------     -------
    Total Dividends.............................      (0.04)        (0.10)      (0.01)      (0.54)      (1.29)      (1.28)
                                                    -------       -------     -------     -------     -------     -------
Capital Contributions...........................         --            --        0.01(c)       --          --          --
                                                    -------       -------     -------     -------     -------     -------
Net Asset Value, End of Period..................    $ 10.36       $ 10.04     $  7.91     $ 11.03     $ 12.22     $ 11.65
                                                    =======       =======     =======     =======     =======     =======
Total Return....................................       3.60%(a)     28.57%     (28.22)%     (5.30)%     15.99%      15.73%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period ('000s)...........    $30,787       $30,763     $18,278     $24,227     $33,380     $24,088
  Ratio of expenses to average net assets.......       1.10%(b)      1.10%       1.27%(c)    1.10%       1.10%       1.10%
  Ratio of net investment income to average net
    assets......................................       0.95%(b)      0.96%       0.73%(c)    0.73%       0.78%       0.70%
  Ratio of expenses to average net assets*......       1.50%(b)      2.22%       1.83%(c)    1.53%       1.37%       1.71%
  Portfolio turnover(+).........................         70%           95%         50%         44%         64%         62%

---------------

 * During various periods, certain fees were reduced. The ratios shown do not include these fee reductions.
(+) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized
(b) Annualized
(c) The Adviser contributed capital to the Fund for estimated income tax expenses incurred by the Fund. The expense ratios and net investment income ratio were increased by 0.17% and decreased by 0.17%, respectively. As a result of the Adviser's capital contribution, there was no impact to the Fund's net assets or total return for 2002. The amount by which the net expense ratio of 1.27% exceeds the expense limitation of 1.10% relates to the estimated income tax expense which has been absorbed by the Adviser through the capital contribution.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                FOR THE
                                                              PERIOD ENDED
                                                                JUNE 30,
                                                                2004(A)
                                                              ------------
                                                              (UNAUDITED)
CLASS I SHARES
Net Asset Value, Beginning of Period........................     $10.30
                                                                 ------
Investment Activities:
  Net investment income.....................................       0.04
  Net realized and unrealized gains.........................       0.03
                                                                 ------
    Total from Investment Activities........................       0.07
                                                                 ------
Net Asset Value, End of Period..............................     $10.37
                                                                 ======
Total Return................................................       0.68%(b)
--------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period ('000s).......................     $3,369
  Ratio of expenses to average net assets...................       1.10%(c)
  Ratio of net investment income to average net assets......       0.59%(c)
  Ratio of expenses to average net assets*..................       1.48%(c)
  Portfolio turnover(+).....................................         70%

---------------

 * During various periods, certain fees were reduced. The ratios shown do not include these fee reductions.
(+) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a) Represents the period from June 17, 2004 (date of commencement of operations) to June 30, 2004.
(b) Not annualized
(c) Annualized

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004 (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--The Levco Equity Value Fund (the "Fund"), is a no-load series of the LEVCO Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. Class A Shares of the Fund commenced operations on August 4, 1997. Class I Shares of the Fund commenced operations on June 17, 2004. Each class of shares has the same rights and privileges. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices or the official closing price which may not necessarily represent the last sales price reported at the close of business. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by procedures approved by the Board of Trustees. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account.

B. SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on a trade date plus one business day basis which does not differ materially from a trade date basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

C. EXPENSES--Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

D. DIVIDENDS AND DISTRIBUTIONS--Distributions to shareholders, if any, are recorded on the ex-dividend date and are declared and paid annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, reclassifications are made to the appropriate equity account in the period the difference arises.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

NOTE 2--AGREEMENTS AND AFFILIATES--John A. Levin & Co., (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 0.75% of the Fund's average daily net assets up to $15 million and 0.50% of the Fund's average daily net assets over $15 million. The Adviser has agreed to voluntarily limit expenses of the Fund to 1.10% of average daily net assets, except interest, taxes, brokerage commissions and extraordinary expenses for the six months ended June 30, 2004. The Adviser reserves the right to discontinue the voluntary reimbursement at any time. Certain officers and trustees of the Trust are officers of the Adviser.

Van Eck Associates Corp. ("Van Eck") performed certain accounting and administrative services for the Trust until February 29, 2004. In accordance with an accounting and administration agreement, Van Eck earned a fee of $12,500 per year. The Fund also reimbursed Van Eck for all fund accounting charges. After February 29, 2004, BISYS Fund Services Ohio, Inc ("BISYS Ohio") serves the Trust as Fund Accountant, Transfer Agent and Administrator. Pursuant to an Omnibus Fee Agreement between BISYS Ohio and the Trust, BISYS Ohio receive a fee based on a percentage of the average daily net assets of the Funds, subject to a minimum per annum, plus out of pocket charges. BISYS Ohio is a subsidiary of The BISYS Group, Inc.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $21,355,900 and $20,958,701, respectively, for the six months ended June 30, 2004. For federal income tax purposes, the identified cost of investments owned at June 30, 2004 was substantially the same as the cost for financial reporting purposes. As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $1,679,119 of which $2,000,659 related to appreciated securities and $321,540 related to depreciated securities.

Investment Adviser:         John A. Levin & Co., Inc.
       Distributor:         LEVCO Securities, Inc.
     Administrator:         One Rockefeller Plaza, New York, NY 10020
                            BISYS Fund Services Ohio, Inc.
                            3435 Stelzer Road, Columbus, OH 43219

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees/Officers and the Fund's Proxy Voting Procedures is provided in the "Statement of Additional Information" that is available by calling 1-800-910-3863.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-910-3863; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Item 2. Code of Ethics.

     (a) Not applicable.

     (c)(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      LEVCO SERIES TRUST
            --------------------------------------------------------------------

By (Signature and Title)   /s/ Glenn A. Aigen
                        --------------------------------------------------------
                         Glenn A. Aigen, Chief Financial Officer and Treasurer

Date  August 25, 2004
     ---------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ John A. Levin
                        --------------------------------------------------------
                        John A. Levin, Chairman and President

Date  August 25, 2004
     ---------------------------------------------------------------------------

By (Signature and Title)   /s/ Glenn A. Aigen
                        --------------------------------------------------------
                         Glenn A. Aigen, Chief Financial Officer and Treasurer

Date  August 25, 2004
     ---------------------------------------------------------------------------